77O.   Transactions effected pursuant to Rule 10f-3

-Affiliated Underwriting Syndicate Transactions (Rule 10f-3)

PIMCO Funds

1.  A Fund may purchase securities pursuant to these procedures only if the securities are:
(i) part of an issue registered under the Securities Act of 1933 as amended,
(the "1933 Act") that is being offered to the public; or
(ii) municipal securities that have received an investment grade rating from at least one nationally recognized statistical rating organization; or
(iii) securities sold in a public offering of securities conducted under the laws of a  country other than the United States subject to certain limitations;
or
(iv) securities sold in an offering of securities offered or sold in transactions exempt from registration under section 4(2) of the 1933 Act, or
Rule 144A or Rules 501 to 508 under the 1933 Act to persons that the seller believes to include qualified institutional buyers; or
(v) part of an issue of government securities.

2.  The securities must be purchased prior to the end of the first day of the offering, at a price no higher than that paid by other purchasers.

3.  The securities must be offered pursuant to a firm commitment underwriting agreement.

4.  The commission, spread or profit received must be reasonable and fair.

5. If the securities are (a) part of an issue registered under the 1933
Act that is being offered to the public, (b) government securities, or
(c) purchased pursuant to an offering described in number 1 above, the issuer must have been in continuous operation for not less than three years, including the operation of any predecessors.

6. The amount of securities of any class of an issue to be purchased by a fund, either alone or together with any other SEC registered accounts advised by the adviser or a subadviser to a fund, and any other account with respect to which the adviser or a subadviser to a fund has investment discretion if the adviser or subadviser exercises such investment discretion with respect to the purchase may not exceed:
(i) if the offering is one described in number 1 (i),(ii), (iii) or (v)
above, 25% of the principal amount of the offering of such class; or
(ii) if the offering is one described in number 1 (iv) above, 25% of the total of (A) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate of qualified institutional buyers plus (B) the principal amount of the offering of such class in any concurrent public offering.

7. The security may not be purchased from an officer, trustee/director, member of an advisory board, investment adviser or employee of the investment company or from a firm of which any of the foregoing is an affiliate.

8. For purposes of determining compliance, a Trust may reasonably rely on written statements made by the issuer or a syndicate manager, or by an underwriter or seller of the securities through which a Trust purchases the securities in question.

Fund
Description
Trade Date
Broker
Other Syndicate Members
% of Issuance
Purchased Price

PIMCO Funds (2nd Quarter 2005 10f-3)

PIMCO  Foreign Bond Fund (Unhedged)
BANQUE CENT DE TUNISIE 144A
6/9/2005
Citigroup Global Markets, Inc.
Citigroup Global Markets Ltd.,
Dresdner Kleinwort Wasserstein,
Barclays Bank PLC,
Calyon Corporate & Investment Bank,
Commerzbank AG,
Dexia Banque Internationale A Luxe,
Dexia Capital Markets,
DZ Bank AG Deutsche Zentral-Genoss
0.750%
98.859

PIMCO  Foreign Bond Fund (U.S. Dollar-Hedged)
BANQUE CENT DE TUNISIE 144A
6/9/2005
Citigroup Global Markets, Inc.
Citigroup Global Markets Ltd.,
Dresdner Kleinwort Wasserstein,
Barclays Bank PLC,
Calyon Corporate & Investment Bank,
Commerzbank AG,
Dexia Banque Internationale A Luxe,
Dexia Capital Markets,
DZ Bank AG Deutsche Zentral-Genoss
1.150%
98.859

PIMCO Emerging Markets Bond Fund
BANQUE CENT DE TUNISIE 144A
6/9/2005
Citigroup Global Markets, Inc.
Citigroup Global Markets Ltd.,
Dresdner Kleinwort Wasserstein,
Barclays Bank PLC,
Calyon Corporate & Investment Bank,
Commerzbank AG,
Dexia Banque Internationale A Luxe,
Dexia Capital Markets,
DZ Bank AG Deutsche Zentral-Genoss
1.375%
98.859

PIMCO Global Bond Fund (Unhedged)
BANQUE CENT DE TUNISIE 144A
6/9/2005
Citigroup Global Markets, Inc.
Citigroup Global Markets Ltd.,
Dresdner Kleinwort Wasserstein,
Barclays Bank PLC,
Calyon Corporate & Investment Bank,
Commerzbank AG,
Dexia Banque Internationale A Luxe,
Dexia Capital Markets,
DZ Bank AG Deutsche Zentral-Genoss
0.650%
98.859

PIMCO Global Bond Fund  (U.S. Dollar-Hedged)
BANQUE CENT DE TUNISIE 144A
6/9/2005
Citigroup Global Markets, Inc.
Citigroup Global Markets Ltd.,
Dresdner Kleinwort Wasserstein,
Barclays Bank PLC,
Calyon Corporate & Investment Bank,
Commerzbank AG,
Dexia Banque Internationale A Luxe,
Dexia Capital Markets,
DZ Bank AG Deutsche Zentral-Genoss
0.075%
98.859

PIMCO Foreign Bond Fund (Unhedged)
EUROPEAN INVEST BK (EUR) SR UNSB
5/11/2005
Barclays Bank PLC London Branch
Barclays Bank PLC,
BNP Paribas Group,
HSBC Bank PLC,
Morgan Stanley & Co. International,
ABN Amro,
Banca Caboto SPA,
Calyon Corporate & Investment Bank,
Citigroup Global Markets Ltd.,
Credit Suisse First Boston (Europe),
Deutsche Bank AG London,
Dresdner Kleinwort Wasserstein,
Goldman Sachs International,
ING Bank,
IXIS Corporate & Investment Bank,
JP Morgan Securities,
Lehman Brothers Intl (Europe),
Merrill Lynch International Ltd.,
Nomura International PLC,
Societe Generale,
UBS,
Unicredit Banca Mobiliare
0.010%
99.214

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
EUROPEAN INVEST BK (EUR) SR UNSB
5/11/2005
Barclays Bank PLC London Branch
Barclays Bank PLC,
BNP Paribas Group,
HSBC Bank PLC,
Morgan Stanley & Co. International,
ABN Amro,
Banca Caboto SPA,
Calyon Corporate & Investment Bank,
Citigroup Global Markets Ltd.,
Credit Suisse First Boston (Europe),
Deutsche Bank AG London,
Dresdner Kleinwort Wasserstein,
Goldman Sachs International,
ING Bank,
IXIS Corporate & Investment Bank,
JP Morgan Securities,
Lehman Brothers Intl (Europe),
Merrill Lynch International Ltd.,
Nomura International PLC,
Societe Generale,
UBS,
Unicredit Banca Mobiliare
0.132%
99.214

PIMCO Global Bond Fund (Unhedged)
EUROPEAN INVEST BK (EUR) SR UNSB
5/11/2005
Barclays Bank PLC London Branch
Barclays Bank PLC,
BNP Paribas Group,
HSBC Bank PLC,
Morgan Stanley & Co. International,
ABN Amro,
Banca Caboto SPA,
Calyon Corporate & Investment Bank,
Citigroup Global Markets Ltd.,
Credit Suisse First Boston (Europe),
Deutsche Bank AG London,
Dresdner Kleinwort Wasserstein,
Goldman Sachs International,
ING Bank,
IXIS Corporate & Investment Bank,
JP Morgan Securities,
Lehman Brothers Intl (Europe),
Merrill Lynch International Ltd.,
Nomura International PLC,
Societe Generale,
UBS,
Unicredit Banca Mobiliare
0.124%
99.214

PIMCO Global Bond Fund (U.S. Dollar-Hedged)
EUROPEAN INVEST BK (EUR) SR UNSB
5/11/2005
Barclays Bank PLC London Branch
Barclays Bank PLC,
BNP Paribas Group,
HSBC Bank PLC,
Morgan Stanley & Co. International,
ABN Amro,
Banca Caboto SPA,
Calyon Corporate & Investment Bank,
Citigroup Global Markets Ltd.,
Credit Suisse First Boston (Europe),
Deutsche Bank AG London,
Dresdner Kleinwort Wasserstein,
Goldman Sachs International,
ING Bank,
IXIS Corporate & Investment Bank,
JP Morgan Securities,
Lehman Brothers Intl (Europe),
Merrill Lynch International Ltd.,
Nomura International PLC,
Societe Generale,
UBS,
Unicredit Banca Mobiliare
0.014%
99.21